UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐      Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

TICC Capital Corp.
(Name of Registrant as Specified In Its Charter)

NexPoint Advisors, L.P.
Dr. Bob Froehlich
John Honis
Timothy K. Hui
Ethan Powell
William M. Swenson
Bryan A. Ward
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of the transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2

NexPoint Advisors, L.P. (“NexPoint”) has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and an accompanying BLUE proxy card to be used to solicit votes for the special meeting of stockholders of TICC Capital Corp. (the “Company”) scheduled to be held on October 27, 2015 (the “Special Meeting”): (i) AGAINST the Company’s proposal to approve a new investment advisory agreement between the Company and TICC Management, LLC, (ii) FOR a competing slate of six director nominees nominated by NexPoint and (iii) AGAINST the Company’s proposal to adjourn the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval. From time to time, NexPoint may send email communications to Company stockholders or their intermediaries in connection with the solicitation, substantially in the form of the following:

Message Format:

Thank you for your interest in the proxy solicitation by NexPoint Advisors, L.P. regarding the Special Meeting of Stockholders of TICC Capital Corp. scheduled to be held on October 27th.   Please see the attached materials, which we believe provide necessary information, in addition to NexPoint’s definitive proxy statement, that will help you reach your ultimate conclusion as to how to vote your TICC shares.  As you will see, what it boils down to is whether you support a proposal that directs an estimated $60 million of consideration to current management (which we believe was as much as $132 million prior to our involvement!) rather than the appropriate beneficiaries, TICC’s stockholders, as is the case under NexPoint’s proposal (where $45 to $50 million of value is redirected to stockholders over the next 10 years, among other benefits).  Notably, the “proposal” of TPG Specialty Lending Inc. (“TSLX”) is a nonbinding preliminary proposal that has already been rejected by the Board and is not actionable by stockholders absent further Board action and in any event would remain subject to diligence.  We believe abstaining creates a “worst of all worlds” scenario where incumbent management, which we believe has already breached its fiduciary duties to stockholders, is left in place to the extended detriment of stockholders, with no assurance whatsoever that the Board will undertake any sort of meaningful process.

We would welcome the opportunity to discuss our concerns and the merits of our proposal with you in further detail.

Sincerely,

NexPoint Advisors, L.P.

Important Additional Information and Where to Find It

NexPoint has filed a definitive proxy statement and accompanying proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the Company’s Special Meeting of Stockholders to be held on October 27, 2015, including the election of NexPoint’s nominees for director: Dr. Bob Froehlich, John Honis, Timothy K. Hui, Ethan Powell, William M. Swenson and Bryan A. Ward (collectively, the “Nominees”). STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY NEXPOINT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. The proxy statement and proxy card have been distributed to stockholders. The proxy statement and other relevant materials, and any other documents filed by NexPoint with the SEC, may also be obtained free of

3

charge at the SEC’s website at www.sec.gov. This is not the Company’s or TSLX’s proxy statement.

If you have any questions, need free copies of the proxy statement or other relevant materials, or need assistance voting your Shares, please call:

D.F. King & Co., Inc.
48 Wall Street
New York, NY  10005

Stockholders Call Toll−Free at: 866-416-0556
Banks and Brokers Call Collect at: 212-269-5550
Email: TICC@dfking.com

You may also contact NexPoint via email at TICCProxy@NexPointAdvisors.com.

Participants in the Solicitation

NexPoint and the Nominees are deemed to be participants in NexPoint’s solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s Special Meeting of Stockholders to be held on October 27, 2015. NexPoint is the beneficial owner of 100 shares of common stock of the Company and also proposes to become the Company’s investment adviser, for which it would receive advisory fees. Information regarding NexPoint and the Nominees, and their direct or indirect interests in the Company, by security holdings or otherwise, are set forth in the proxy statement filed with the SEC by NexPoint.

4

10/21/2015 NexPoint Advisors Receives Support from Glass Lewis for its Proxy Solicitation Regarding TICC... -- DALLAS, Oct. 15, 2015 /PRNewswire/ --

NexPoint Advisors Receives Support from Glass Lewis for its Proxy Solicitation Regarding TICC Capital Corp

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DALLAS, Oct. 15, 2015 /PRNewswire/ -- NexPoint Advisors, L.P. ("**NexPoint**") announced today that Glass Lewis & Co. ("Glass Lewis"), a leading independent proxy advisory firm that empowers institutional investors that collectively manage more than $20 trillion to make sound voting decisions, recommended that shareholders of TICC Capital Corp. (NASDAQ: TICC (http://studio-5.financialcontent.com/prnews?Page=Quote&Ticker=TICC)) ("TICC" or the "Company") vote on the **BLUE** proxy card **FOR** five of NexPoint's director nominees and **AGAINST** approval of a new investment advisory agreement with Benefit Street Partners ("BSP") at the October 27 special meeting of stockholders (the "Special Meeting").

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10/21/2015 NexPoint Advisors Receives Support from Glass Lewis for its Proxy Solicitation Regarding TICC... -- DALLAS, Oct. 15, 2015 /PRNewswire/ --

NexPoint urges TICC stockholders to protect their interests and their investment in the Company by voting for all of NexPoint's director nominees on the **BLUE** proxy card.

"We believe it is important to highlight that Glass Lewis, a leading independent authority on corporate governance, agrees with NexPoint that our proposal offers superior terms for stockholders compared to the BSP or TSLX proposals, which suffer from a host of flaws in our view," said Thomas Surgent, partner and deputy general counsel at NexPoint. "We urge stockholders to vote on the **BLUE** proxy card to protect their interests, as recommended by Glass Lewis."

Specifically, Glass Lewis recommends that TICC stockholders use the BLUE proxy card to vote **FOR** NexPoint nominees Dr. Bob Froehlich, John Honis, William Swenson, Ethan Powell and Bryan Ward[1], **AGAINST** the approval of a new investment advisory agreement with BSP, and **AGAINST** the Company's proposal to adjourn the Special Meeting in the event that a quorum is present and the Company's proposals do not receive sufficient votes.

In its October 14 report supporting NexPoint and recommending stockholders vote on the **BLUE** proxy card **AGAINST** the BSP investment advisory agreement, and following a review of the present situation at TICC and the NexPoint, BSP and TSLX proposals, Glass Lewis stated the below.[2]

With regard to the present situation at TICC and the Board's conduct, Glass Lewis concluded:

- "In direct terms, we take a decidedly dim view of the board's failure to form an independent committee prior to execution of an agreement that clearly operates to the substantial financial benefit of certain sitting executive directors, an issue worsened by the fact that the Company still has not disclosed the amount and form of consideration payable by BSP to Messrs. Cohen [TICC Chief Executive Office and Board Member], Rosenthal [TICC President and Chief Operating Officer] and Royce [Chairman of the TICC Board of Directors]. Estimates by analysts covering TICC indicate the consideration may be as high as $60 million -- or just over $1.00 per TICC share -- a figure which, if accurate, contrasts rather starkly with TICC's pervasive history of underperformance under current management."
- "We believe sufficient information exists to suggest maintenance of the status quo is fairly unappealing and, furthermore, that the arrangement with BSP is not likely to represent the most attractive alternative available to the Company."
- "Readily evident is the fact that TICC's returns have materially trailed both the broader index and the BDC Composite over each of the selected review periods….All other things equal, we believe available TSR [total shareholder return] data contributes to the argument that the existing management architecture has largely failed to generate compelling value for investors relative to comparable investment opportunities, a notion reinforced by TICC's historical average price-to-NAV multiple…"
- "…the BSP arrangement would fundamentally alter TICC's risk and investment profile….Absent clear indication from investors that they are dissatisfied with the Company's existing asset allocation -- an argument, to be clear, we have not identified across available materials -- we fail to see cause for the board to press for diversification that individual shareholders are suitably equipped to pursue on their own."
- **"Thus, taken collectively, we believe the board has compiled a fairly poor case in favor of the new advisory agreement with BSP** [emphasis added]**."**

With regard to NexPoint's proposal, Glass Lewis concluded:

- "Turning to NexPoint's solicitation, we do recognize the firm has, to date, submitted largely superior terms -

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10/21/2015 NexPoint Advisors Receives Support from Glass Lewis for its Proxy Solicitation Regarding TICC... -- DALLAS, Oct. 15, 2015 /PRNewswire/ --

- including a lower base fee and a $20.0 million fee waiver -- and otherwise maintained provisions equal or superior to those offered by BSP; the extant conditions would thus appear to work in NexPoint's favor."
- "...only NexPoint's solicitation provides shareholders the collective possibility of terminating the BSP arrangement, blunting a return to the same questionable strategic review processes and introducing fresh, external perspectives regarding TICC's best path forward."

Surgent said, "Glass Lewis' observations about TICC's inability to generate competitive returns and the Board's questionable actions demonstrate why change is needed immediately at the Company. We look forward to effectuating that change and are heartened by Glass Lewis agreeing that stockholders should vote as recommended by Glass Lewis on the **BLUE** proxy card in order to protect their interests and their investment in TICC."

"Additionally, it is important to emphasize that TSLX does not have any actionable proposals or nominees that stockholders can support," noted Surgent. "Recognizing this, and the 'preliminary, non-binding' nature of TSLX's offer, Glass Lewis concluded 'it would be decidedly premature to vest additional negotiating leverage with TPG at this time, including through use of the gold proxy card.'" Glass Lewis also noted that "TPG's solicitation is fundamentally tantamount to imposed inertia" which fails to remedy the ongoing problems with the current Board.

Not only does NexPoint's superior proposal support the dividend, or quarterly stockholder distribution, by allowing the Company to maintain the investment strategy chosen by stockholders, Surgent observed, **but it also represents $45-50 million of savings in management fees over the next 10 years**,[3] savings that directly benefit stockholders. Conversely, the new advisory agreement in connection with the BSP transaction (the "**New TICC Management Advisory Agreement**") **instead enriches the departing management team to the detriment of stockholders** to the tune of $60 million.

As previously stated, Surgent noted, NexPoint's proposal offers the following significant enhancements that are notably absent from both the BSP and TSLX proposals:

- A perpetual 1.25% annual base management fee, representing an estimated $2.6 million, or $26 million over 10 years, of annual savings to stockholders in perpetuity over the New TICC Management Advisory Agreement (based on the Company's AUM as of June 30, 2015).
- An additional waiver of the first $20 million of management fees, which was notably absent from the proposal regarding the New TICC Management Advisory Agreement.
- Maintaining the current investment strategy of the Company, given this is the strategy selected by the Company's stockholders. However, NexPoint remains flexible to adjust strategy as independent Board members or stockholders desire.
- Implementing a stockholder loyalty program providing an effective 2% gross-up of the contributions of stockholders that buy the Company's shares through the plan administrator and hold such shares for at least 12 months. NexPoint believes that this program is effective in promoting longer term stockholder loyalty and will help reduce the discount applicable to the Company's current share price, since the plan administrator purchases the applicable shares in open market purchases when the Company's shares are trading at a discount.
- NexPoint's proposed fee discounts, extensive experience managing the asset classes held by the Company and proposed stockholder loyalty program will help give the Company the ability to bolster its dividend and address the shares' discount to NAV.

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10/21/2015 NexPoint Advisors Receives Support from Glass Lewis for its Proxy Solicitation Regarding TICC... -- DALLAS, Oct. 15, 2015 /PRNewswire/ --

We remain fully committed to defending the interests of, and maximizing the value for, TICC's stockholders, and urge stockholders to protect their interests and the value of their shares by voting on the **BLUE** proxy card:

- **"AGAINST"** the Company's proposals related to the BSP transaction;
- **"FOR"** each of NexPoint's six director nominees; and
- **"AGAINST"** the Company's proposal to adjourn the Special Meeting in the event that a quorum is present and the Company's proposals do not receive sufficient votes.

Please visit NexPoint's website at www.timetochangeticc.com (http://www.timetochangeticc.com/) for further information regarding our proposals, including press releases, board nominees, questions and answers, SEC filings, proxy materials and instructions for TICC shareholders on how to vote.

About NexPoint Advisors, L.P.

NexPoint, together with its affiliates, currently manages approximately $20 billion in net assets and believes that its core competences are squarely within the Company's investment strategy. NexPoint is indirectly wholly owned by a trust that is beneficially owned and controlled by James Dondero. Highland Capital Management, L.P. ("**Highland**") is ultimately controlled by James Dondero and is therefore an affiliate of, and under common control with, NexPoint, which shares personnel and other resources with Highland. Highland (together with its affiliates) is one of the world's most experienced alternative credit managers, tested by numerous credit cycles, specializing in credit strategies, such as a broad range of leveraged loans, high yield bonds, direct lending, public and private equities and CLOs. Highland also offers alternative investment-oriented strategies, including asset allocation, long/short equities, real estate and natural resources. If NexPoint is retained by the Company as its investment adviser, the Company will have access to all of Highland's capabilities and expertise.

Important Additional Information and Where to Find It

NexPoint has filed a definitive proxy statement and accompanying proxy card with the U.S. Securities and Exchange Commission (the "**SEC**") in connection with the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the Company's Special Meeting of Stockholders to be held on October 27, 2015, including the election of NexPoint's nominees for director: Dr. Bob Froehlich, John Honis, Timothy K. Hui, Ethan Powell, William M. Swenson and Bryan A. Ward (collectively, the "**Nominees**"). **STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY NEXPOINT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION.** The proxy statement and proxy card have been distributed to stockholders. The proxy statement and other relevant materials, and any other documents filed by NexPoint with the SEC, may also be obtained free of charge at the SEC's website at www.sec.gov (http://www.sec.gov). This is not the Company's or TSLX's proxy statement.

If you have any questions, need free copies of the proxy statement or other relevant materials, or need assistance voting your Shares, please call:

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005

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10/21/2015 NexPoint Advisors Receives Support from Glass Lewis for its Proxy Solicitation Regarding TICC... -- DALLAS, Oct. 15, 2015 /PRNewswire/ --

Stockholders Call Toll−Free at: 866-416-0556
Banks and Brokers Call Collect at: 212-269-5550
Email: TICC@dfking.com (mailto: TICC@dfking.com)

You may also contact NexPoint via email at TICCProxy@NexPointAdvisors.com (mailto:at TICCProxy@NexPointAdvisors.com).

Participants in the Solicitation

NexPoint and the Nominees are deemed to be participants in NexPoint's solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the Company's Special Meeting of Stockholders to be held on October 27, 2015. NexPoint is the beneficial owner of 100 shares of common stock[4] of the Company and also proposes to become the Company's investment adviser, for which it would receive advisory fees. Information regarding NexPoint and the Nominees, and their direct or indirect interests in the Company, by security holdings or otherwise, are set forth in the proxy statement filed with the SEC by NexPoint.

Third Party Information

These materials may contain or refer to news, commentary and other information sourced from persons or companies that are not affiliated with NexPoint. The author and source of any third party information and the date of its publication are clearly and prominently identified. NexPoint has neither sought nor obtained permission to use or quote such third party information. NexPoint cannot guarantee the accuracy, timeliness, completeness or availability of such third party information, and does not explicitly or implicitly endorse or approve such third party information. NexPoint, the Nominees and their affiliates shall not be responsible or have any liability for any misinformation or inaccuracy in such third party information.

NexPoint reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such changes. NexPoint disclaims any obligation to update the information or opinions contained herein.

These materials are provided for information purposes only, and are not intended to be, nor should they be construed as, an offer to sell or the solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security.

Media Contact
Brian H. Schaffer
Prosek Partners
212-279-3115 229
bschaffer@prosek.com (mailto:bschaffer@prosek.com)

Investor Contact
D.F. King & Co., Inc.
Stockholders 866-416-0556
Bank and Brokers 212-269-5550
TICC@dfking.com (mailto:TICC@dfking.com)

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10/21/2015 NexPoint Advisors Receives Support from Glass Lewis for its Proxy Solicitation Regarding TICC... -- DALLAS, Oct. 15, 2015 /PRNewswire/ --

[1] Glass Lewis recommends withhold with respect to the other NexPoint nominee, which in their view may promote a more balanced board that will undertake a transparent analysis of all alternatives available to TICC. However, NexPoint believes strongly that its entire slate of nominees will work promptly and in good faith to maximize value for TICC stockholders, and therefore urges stockholders to vote FOR all six of NexPoint's director nominees. Company stockholders are not being asked to approve an advisory agreement with NexPoint at the October 27 special meeting, and therefore Glass Lewis has not issued a recommendation as to whether stockholders should approve such an agreement.
[2] Glass Lewis & Co. Proxy Paper on TICC Capital Corp., published on October 14, 2015. Permission to use quotations neither sought nor obtained.
[3] Based on the Company's AUM as of June 30, 2015. All savings stated herein assume a 14% annual return.
[4] If appointed as investment adviser of the Company, NexPoint intends to make an investment of at least $20 million in the Company's common stock in open market transactions in the first 12 months following appointment. This represents about 2.88 million shares, or approximately 4.8% of all outstanding shares at closing on September 18, 2015.

Logo - http://photos.prnewswire.com/prnh/20150828/261987LOGO
(http://photos.prnewswire.com/prnh/20150828/261987LOGO)

SOURCE NexPoint Advisors, L.P.

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[GRAPHIC OMITTED]

AGENDA

Introduction and Executive Summary

NexPoint's Value Proposition for Stockholders

Appendix I: QandA

Appendix II: NexPoint's Capabilities

Appendix III: NexPoint's Board Nominees

Important Information

Contact Information

[GRAPHIC OMITTED]

Executive Summary

* TICC Management, LLC ("TICC Management"), the Company's
current adviser, has agreed to be
acquired by Benefit Street Partners, LLC ("BSP").

* NexPoint's alternative proposal offers stockholders
superior economics and is designed to bolster
and support the dividend.

* NexPoint believes that the Board has failed to act in the
best interest of stockholders by:

* Initially recommending the Benefit Street Partners
transaction where 100% of the related
consideration (which we believe to be at least $60 million
and initially as high as $132
million prior to our involvement) would be paid to the
existing management team rather
than the Company's stockholders;(1)

* Refusing to engage us in any meaningful dialogue after we
provided the Board multiple superior
management proposals offering significant economic benefits
for stockholders, as well as
superior expertise in managing the Company's investment
strategy;

* Continuing to support a revised advisory agreement with
the current investment adviser that
was only enhanced in reaction to our superior proposals;

* Still refusing to engage us after we further enhanced our
proposals to create approximately $45
to $50 million of incremental value for stockholders over
the next 10 years (based on the
Company's AUM as of June 30, 2015) that remains notably
absent from the Benefit Street
Partners proposal;

* Providing what we believe are materially misleading proxy
materials; and

* Attempting to disenfranchise stockholders by attempting
to leave our Board nominees off the
ballot.

1 According to at least one industry analyst, the current
revised arrangement with Benefit Street Partners could
generate $60 million in payments to TICC Management, LLC.
Assuming that the value of the concessions made by Benefit
Street Partners in its revised proposal was deducted from
the initial consideration offered by Benefit Street
Partners, we estimate that the initial consideration
offered by Benefit Street Partners could have been as high
as $132 million, i.e., $60 million plus the estimated
present value of the 50bps perpetual management fee
concession (based on the company's AUM as of June 30,
2015), which is $52 million, together with the $20 million
of proposed purchases of Company shares. Notably,
NexPoint's current proposal still provides approximately
$45 to $50 million of value to stockholders over the next
10 years compared to the proposed arrangement with Benefit
Street Partners (based on the Company's AUM as of June 30,
2015). 3

Executive Summary

[GRAPHIC OMITTED]

* Since the Board's actions to date indicate that their
interests are more aligned with the Company's incumbent
management than with you as a stockholder, we have
nominated a highly experienced alternative slate of Board
nominees.

* If elected at the October 27 meeting, we believe will
work in good faith to protect your rights and investment
and, subject to their duties as directors, hire NexPoint as
the Company's investment adviser.

* On October 8, 2015 NexPoint commenced litigation against
the Company, its Board of Directors and President
because we believe the Company's actions clearly and
deliberately violate Maryland law and Section 14(a) of the
ExchangeAct of 1934, as amended.

* TPG Specialty Lending, Inc. ("TSLX") submitted a
preliminary, non-binding all-stock offer only and does not
have a
proposal for approval at the Special Meeting.

* To date the Board has provided no indication they are
willing to pursue the TSLX proposal.

* Only NexPoint's proposal significantly reduces fees with
$45-50 million of savings directly benefiting stockholders
over the next ten years when compared to both the BSP's and
TSLX's proposal.*

* TSLX takeover price is inadequate and represents an
approximately 13% discount to net value of the Company's
assets (based on the Company's June 30, 2015 financial
statements).

* We believe cancelling the meeting creates a worst of all
worlds situation where incumbent management remains
entrenched to the extended detriment of stockholders.

* We view past as prologue and therefore view it extremely
unlikely that the current TICC Board will ever support the
TSLX proposal.

Only after NexPoint's proposal did the Board seek improved
terms from BSP

*Based on the Company's AUM as of June 30, 2015. Assumes
14% annual return.

NexPoint Urges you to:

[GRAPHIC OMITTED]

* Vote AGAINST the TICC Management Advisory Agreement;

* Vote FOR electing NexPoint's competing slate of director
nominees, rejecting the new director nominees proposed by
the Board; and

* Vote AGAINST the Company's proposal to adjourn the
Special Meeting in the event that a quorum is present and
the Company's proposals did not receive sufficient votes
for
approval.

Timeline of Events

[GRAPHIC OMITTED]

TICC announces
BSP agreement
wherein BSP
acquires existing
adviser and enters
into a new advisory
agreement

NexPoint announces
its proposal to the
public

TICC files a
definitive proxy
statement
requesting approval
of the new advisory
agreement and
nominating new
directors

NexPoint notifies
TICC of its nominee
slate

NexPoint further enhances its
proposal

NexPoint makes official books
and records request

NexPoint files its preliminary
proxy statement

Special Meeting of
TICC Capital Corp.

[GRAPHIC OMITTED]

NexPoint submits
its first superior
proposal to
the Board

TSLX makes non-binding proposal
to purchase TICC in an all-stock
transaction at a discount to NAV of
approximately 13%(1)

NexPoint commences
litigation against TICC,
Board and President

NexPoint announces to the public
its revised proposal following the
Board's refusal to engage in
dialogue with NexPoint

NexPoint matches BSP's
repurchase/tender offer
terms

TAKEAWAY: At no point did the Board engage NexPoint in
negotiations related to any of NexPoint's proposals.

(1) Based on the Company's NAV as of June 30, 2015.

AGENDA

[GRAPHIC OMITTED]

Introduction and Executive Summary

NexPoint's Value Proposition for Stockholders

Appendix I: QandA

Appendix II: NexPoint's Capabilities

Appendix III: NexPoint's Board Nominees

Important Information

Contact Information

NexPoint's Proposal for TICC

[GRAPHIC OMITTED]

* Perpetual 1.25% annual base management fee.

* This represents an estimated $2.6 million, or $26 million
over 10 years, of annual savings to
stockholders in perpetuity.*

* An additional waiver of the first $20 million of
management fees.

* NexPoint's proposal thus saves stockholders between $45
to $50 million
in fees over the BSP proposal.*

* Supportive of tender offer or share repurchase program of
between $50
million and $100 million.

* An investment of at least $20 million in the Company's
common stock in
open market transactions in the first 12 months following
appointment.

* This represents about 2.88 million Shares, or
approximately 4.8% of all outstanding Shares at closing on
September 18, 2015.

* Preservation of the current investment strategy given
this is the strategy
selected by the Company's stockholders.

* NexPoint remains flexible, and has the expertise, to
adjust strategy as independent
Directors/stockholders desire.

* Implementation of stockholder loyalty program where
NexPoint will
provide an additional 2% investment incentive to
stockholders that invest
through the program and hold the related shares for at
least a year.

*Based on the Company's AUM as of June 30, 2015. Assumes
14% annual return.

NexPoint'sOffer is SuperiortoBSP's

NexPoint's offer delivers superior economics, saves
stockholders between $45 to 50 million in fees,(1) is
designed to support and bolster TICC's dividend and reduces
the discount to Book Value.

Ability to Vote on Director Slate at
Upcoming Meeting

Preservation of Current Strategy, if Desired
by Stockholders

$20 million Management Fee Waiver

Management Fee (% of Gross Assets)

Incentive and Other Fees(1)
(% of Gross Assets)

Open-Market Investment

Implementation of Stockholder
Loyalty Plan

Supportive of Tender Offer or Share Repurchase
between $50 million and $100 million

TICC Management/
BSP

Yes

No

No

1.5%

0.3%

$20 million

No

Yes

NexPoint

Yes

Yes

Yes

1.25%

0.3%

$20 million

Yes

Yes

Advantage

Same

[GRAPHIC OMITTED]

Same

Same

[GRAPHIC OMITTED]

Same

(1)Based on the Company's AUM as of June 30, 2015. Assumes
14% annual return.

NexPoint'sOffer is SuperiortoTSLX's

NexPoint's offer is immediately actionable for
stockholders, offers superior economics, saving between $55
and $64 million in fees over the next 10 years(2), and is
designed to support and bolster TICC's dividend.

Ability to Vote on Director Slate at
Upcoming Meeting

Preservation of Current Strategy, if
Desired by Stockholders

$20 million Management Fee Waiver

Management Fee (% of Gross Assets)

Incentive and Other Fees(1)
(% of Gross Assets)

Open-Market Investment

Implementation of Stockholder Loyalty
Plan

Supportive of Tender Offer or Share Repurchase
between $50 million and $100 million

TSLX

No

No

No

1.5%

0.4%

$0 million

No

Never
Utilized(3)

NexPoint

Yes

Yes

Yes

1.25%

0.3%

$20 million

Yes

Yes

Advantage

[GRAPHIC OMITTED]

(1) Based on the Company's AUM as of June 30, 2015. Assumes
14% annual return.
(2) For further details on calculation and assumptions,
please refer to "TSLX's Incentive and Administrative Fee
Structure" on page 54.
(3) As of March 31, 2015.

NexPointOffers Superior Economics

[GRAPHIC OMITTED]

* Don't be misled by either BSP or TSLX.

* Applicable fees under both BSP and TSLX proposals are
materially
higher than those proposed by NexPoint.

* NexPoint was the first to commit to open market purchases
of the
Company's shares to help reduce TICC's discount to NAV.

* The stockholder loyalty program will further help reduce
the discount as
shares are purchased in the open market when they are
trading at a
discount.

* Include the same support as that announced by BSP for a
tender offer or
share repurchase program of between $50 million and $100
million.

* What it boils down to is that under BSP's management
proposal, initially
as much as $132 million and now at least $60 million (which
was solely
reduced as a result of our superior bid in favor of
stockholders) is being
paid to current management of the Company, rather than to
the proper
beneficiaries: the Company's stockholders.

* In contrast, our proposal offers stockholders $45-50
million in savings over
the BSP proposal and $55-64 million in savings over the
TSLX proposal.(1)

(1) Based on the Company's AUM as of June 30, 2015. Assumes
14% annual return. For further details on calculation and
assumptions, please refer to "TSLX's Incentive and
Administrative Fee Structure" on page 55.

NexPoint'sSuperior Experience

[GRAPHIC OMITTED]

* NexPoint will maintain the Company's current investment
strategy, which is what stockholders have elected;

* Though remaining flexible, and with the expertise, to
adjust the
strategy should independent Board members or stockholders
so
choose.

* NexPoint has superior experience to both BSP and TSLX
with respect to managing this strategy.

* BSP and TSLX are affiliates of traditional private equity
sponsors
that also specialize in middle market lending.

* Only NexPoint and its affiliates have been pioneers in
leveraged
loans and CLOs for over two decades.

Stockholder Focused Board

[GRAPHIC OMITTED]

* NexPoint has nominated a highly qualified slate of
directors who will be entirely focused on their fiduciary
duties and delivering value for stockholders.

* Detailed biographies of our nominees are available in
Appendix II of this
presentation.

* If elected we expect to recommend engaging separate,
premier legal counsel to
advise the Board and TICC.

* All Board members will be expected to:

* Invest a portion of their board compensation in shares of
TICC to further align interest of the
board to stockholders.

* Comply with continuing education requirements.

* The current Board is more aligned with management than
stockholders and is seeking to enrich them at
stockholder's expense through the BSP transaction.

Replacing the current Board is required to protect
stockholder's interests
and investment in TICC, NexPoint's nominees will protect
stockholder value

AGENDA

[GRAPHIC OMITTED]

Introduction and Executive Summary

NexPoint's Value Proposition for Stockholders

Appendix I: QandA

Appendix II: NexPoint's Capabilities

Appendix III: NexPoint's Board Nominees

Important Information

Contact Information

Q: Why is NexPoint sending
meaproxy statement?

[GRAPHIC OMITTED]

A:
* NexPoint believes that the Board has failed to act in
your best
interests by continuing to support the BSP acquisition and
recommending approval of the TICC Management Advisory
Agreement
while ignoring NexPoint's repeated requests to meet with
the Board,
and refusing to engage NexPoint in any meaningful dialogue
regarding
the terms of NexPoint's management proposals.

* NexPoint's proposal offers stockholders material benefits
that are
notably absent from the transaction with BSP.

* Shockingly, in addition to the Board's apparent
dereliction of duty in
refusing to negotiate with NexPoint, the Secretary of the
Company
apparently attempted to disenfranchise you and your fellow
stockholders by refusing to accept NexPoint's validly
delivered
nomination of competing directors.

* The Board and the Company continue to mislead and harm
stockholders by continuing to leave our nominees off the
ballot.

* We have commenced litigation to protect stockholder
rights and
freedom of choice.

Q: I agree with NexPoint, what
should I do?

[GRAPHIC OMITTED]

A:* To protect your interest and preserve the value of
your investment in the Company, NexPoint urges
you to vote on the BLUE proxy card:

* Vote AGAINST the TICC Management Advisory
Agreement;

* Vote FOR electing NexPoint's competing slate of
director nominees; and

* Vote AGAINST the Company's proposal to adjourn
the Special Meeting in the event that a quorum is
present and the Company's proposals did not
receive sufficient votes for approval.

Q:

Can you tell me more about the Board's conduct?

[GRAPHIC OMITTED]

A:

* On August 11, 2015, NexPoint submitted a proposal to the
Board that offered the Company and its
stockholders significant economic savings compared to the
BSP proposal.

* Despite NexPoint's stated desire to discuss the terms of
its proposal with the Board, the Board
failed to have any discussions with NexPoint on the
proposal terms.

* Without request from the Board, NexPoint unilaterally
enhanced its proposal on September 1, 2015;
the Board still refused to engage meaningfully with
NexPoint.

* Without even meeting with NexPoint in person or by
telephone, or engaging in any dialogue with
NexPoint regarding the terms of its proposal, the Board
rejected NexPoint's proposal on September
3, 2015.

* While the Board used NexPoint's proposal to extract
certain concessions from BSP, its failure to
enter into any negotiations with NexPoint whatsoever
indicates to NexPoint that the Board's
interests are inappropriately aligned with TICC Management
and that the Board therefore approved
the arrangement with TICC Management without fully
considering the interest of the Company or its
stockholders.

* The Board initially recommended the BSP transaction where
100% of the related consideration (which
we believe to be at least $60 million and initially as high
as $132 million prior to our involvement) would
be paid to the existing management team rather than the
Company's stockholders;

* On September 11, 2015, the Secretary of the Company
apparently attempted to disenfranchise you
and your fellow stockholders by refusing to accept
NexPoint's validly delivered nomination of
directors.

* October 5, 2015, the Company falsely informed
stockholders that our director nominees were
ineligible and that voting for our slate would be "wasting
their votes" under what we believe is a
meritless interpretation of Maryland law.

Q:

What isNexPoint'sproposal?

[GRAPHIC OMITTED]

A:

* Perpetual 1.25% annual base management fee.

* An additional waiver of the first $20 million of
management fees.

* An investment of at least $20 million in the Company's
common
stock in open market transactions in the first 12 months
following
appointment.

* Supportive of tender offer or share repurchase program
of
between $50 million and $100 million.

* Preservation of the current investment strategy given
this is the
strategy selected by the Company's stockholders.

* NexPoint remains flexible to adjust strategy as
independent
Directors/stockholders desire.

* Implementation of stockholder loyalty program where
NexPoint
will provide an additional 2% investment incentive to
stockholders
that invest through the program and hold the related shares
for at
least a year.

Q:

Why isNexPoint'sproposal
Superior?

[GRAPHIC OMITTED]

A:

Ability to Vote on Director
Slate at Upcoming Meeting

Preservation of Current Strategy, if
Desired by Stockholders

$20 million Management Fee
Waiver

Management Fee (% of Gross
Assets)

Incentive and Other Fees(1)
(% of Gross Assets)

Open-Market Investment

Implementation of
Stockholder Loyalty Plan

Supportive of Tender Offer or Share
Repurchase between $50 million and
$100 million

TICC
Management/
BSP

Yes

No

No

1.5%

0.3%

$20 million

No

Yes

NexPoint

Yes

Yes

Yes

1.25%

0.3%

$20 million

Yes

Yes

Advantage

Same

NexPoint

NexPoint

NexPoint

Same

Same

NexPoint

Same

NexPoint's Proposal Saves Stockholders Between $45 to $50
Million in Fees Over the BSP Proposal*

(1) Based on the Company's AUM as of June 30, 2015. Assumes
14% annual return.

Q:

Why does NexPoint believe the BSP transaction is designed
to enrich management?

[GRAPHIC OMITTED]

A:

* According to at least one industry analyst, this
arrangement could generate estimated payments of $60
million to the Company's current adviser, TICC Management
(an amount we believe was initially as high as $132 million
prior to our involvement).

Q:

Can you tell me more about NexPoint and its
qualifications?

[GRAPHIC OMITTED]

A:

* NexPoint, together with its affiliates, currently manages
approximately $20 billion in
net assets and believes that its core competencies are
squarely within the Company's
investment strategy.

* NexPoint is affiliated with Highland Capital Management,
L.P. ("Highland"), which
together with its affiliates, is one of the world's most
experienced alternative
credit managers, tested by numerous credit cycles,
specializing in credit strategies,
such as a broad range of leveraged loans, high yield bonds,
direct lending, public and
private equities and collateralized loan obligations
("CLOs").

* Highland also offers alternative investment-oriented
strategies, including asset
allocation, long/short equities, real estate and natural
resources.

* Over the past two decades, Highland has been a pioneer in
developing the loan and
CLO markets. In 1996, Highland launched its first CLO, the
first non-bank issued asset
backed security structure with syndicated bank loans as the
underlying asset.

* Highland is now one of the largest U.S. CLO managers by
assets under management
and has structured and managed over $32 billion of CLO and
other securitizations
since 1996. Approximately 60% of Highland's $22 billion of
assets under management
are in CLO strategies.

* Today, Highland manages an extensive suite of over 18
registered 1940 Act funds
comprising approximately $6 billion of aggregate assets
under management.

Q:

Are there any alternative
proposals on which I can vote?

[GRAPHIC OMITTED]

A:

* No, as discussed in the next QandA.

Q:

What about the proposalfrom TPG
Specialty Lending, Inc. ("TSLX")?

[GRAPHIC OMITTED]

A:

* TSLX submitted only a preliminary, highly conditional
non-binding all-stock offer, which "does not constitute
or create any commitment, undertaking or other
binding obligation" and is "based solely on publicly
available information.*"

* TSLX presented no path forward on how it would
implement its preliminary, non-binding offer (other
than continued discussions with the Board) and has
failed to present a proposal for approval at the
Special Meeting.

* On the other hand, to allow the Company to start
implementing NexPoint's proposals and fee
concessions, all stockholders need to do is elect
NexPoint's nominees.

*TPG Specialty Lending press release issued on September
16, 2015.

Q:

Why isNexPoint'sproposal superior to the TSLX proposal?

[GRAPHIC OMITTED]

A:

Ability to Vote on Director Slate at
Upcoming Meeting

Preservation of Current Strategy, if
Desired by Stockholders

$20 million Management Fee Waiver

Management Fee (% of Gross Assets)

Incentive and Other Fees(1)
(% of Gross Assets)

Open-Market Investment

Implementation of Stockholder Loyalty
Plan

Supportive of Tender Offer or Share Repurchase
between $50 million and $100 million

TSLX

No

No

No

1.5%

0.4%

$0 million

No

Never
Utilized(3)

NexPoint

Yes

Yes

Yes

1.25%

0.3%

$20 million

Yes

Yes

Advantage

[GRAPHIC OMITTED]

NexPoint's Proposal Saves Stockholders Between $55 to $64
Million in
Fees Over the TSLX Proposal Over the Next 10 Years(2)
(1) Based on the Company's AUM as of June 30, 2015. Assumes
14% annual return.
(2) For further details on calculation and assumptions,
please refer to "TSLX's Incentive and Administrative Fee
Structure" on page 55.
(3) As of March 31, 2015.

Q:

Should I hold out for a better offer from TSLX?

[GRAPHIC OMITTED]

A:

* No. The Board has provided no indication they are willing
to pursue
TSLX's non-binding proposal and, even assuming the TSLX
proposal was
an available alternative, NexPoint strongly believes its
proposal is
superior for the following reasons:

* TSLX's proposal would result in a change in investment
strategy and destruction of
the company's distribution rate.

* Stockholders would bear between $55 and $64 million of
higher fees under the
TSLX proposal.(1)

* TSLX's share for share proposal cements a sale at an -13%
discount to book value.(2)

* NexPoint's deep knowledge of the syndicated loan and CLO
markets positions us
best to manage the Company's portfolio.

* NexPoint plans to implement its industry-leading
Stockholder Loyalty Program.

* In our view holding out creates a worst of all worlds
situation where incumbent
management remains entrenched to the extended detriment of
stockholders.

* We view past as prologue and therefore view it extremely
unlikely that the current
TICC Board will ever support the TSLX proposal.

(1) For further details on calculation and assumptions,
please refer to "TSLX's Incentive and Administrative Fee
Structure" on page 55.
(2) Based on the Company's AUM as of June 30, 2015. As of
September 3, 2015 this would represent a 20% premium of
share price.

Q:

Can you tell me more aboutNexpoint's industry-leading
loyalty program?

[GRAPHIC OMITTED]

A:

* Under this program, NexPoint plans to provide
an effective 2% gross-up of the contributions of
stockholders that invest through the plan
administrator and hold the related shares for at
least one year.

* NexPoint believes that this program is effective
in promoting long term stockholder loyalty and
will help reduce the discount applicable to the
Company's current Share price.

* The plan administrator purchases the applicable
shares in open market purchases when the
Company's shares are trading at a discount.

Q:

Why shouldn't TICCto delay the meeting and seek
alternatives such as engaging an investment banker to
analyze strategic alternatives?

[GRAPHIC OMITTED]

A:

* The Board has already shown, in our view, that
they put TICC Management's interests ahead of
stockholders.

* Delaying the vote leaves the current management
and board in place and risks further value
destruction.

* We view past as prologue and therefore view it extremely
unlikely that the current TICC Board will ever act in the
best interest of stockholders.

* NexPoint's proposals create significant immediate
and long term value for stockholders.

Q:

If elected, how will your nominees implement your
managementproposal?

[GRAPHIC OMITTED]

A:

* Both the Board and the Company's stockholders
are required to approve an investment advisory
agreement between the Company and NexPoint.

* Stockholders are not being asked at the Special
Meeting to approve an investment advisory
agreement with NexPoint.

* If elected, NexPoint believes its director
nominees will promptly work to maximize value
for stockholders and, subject to their duties as
directors, negotiate an investment advisory
agreement with NexPoint so that NexPoint could
become the Company's investment adviser.

AGENDA

[GRAPHIC OMITTED]

Introduction and Executive Summary

NexPoint's Value Proposition for Stockholders

Appendix I: QandA

Appendix II: NexPoint's Capabilities

Appendix III: NexPoint's Board Nominees

Important Information

Contact Information

We Are A Leading Alternative Asset Manager

[GRAPHIC OMITTED]

AUM by Business Segment (As of 08/31/15)(1)

NexPoint, Highland and Affiliates
$19.8 billion

CLOs
$10.4 billion

Separate
Accounts
$1.4billion

Hedge Funds,
Private Equity
and Other
$3.4 billion

Liquid
Alternatives
$4.6 billion

AUM by Asset Class (As of 08/31/15)(1)

Loans Equities CLO Debt and Equity Bonds

[GRAPHIC OMITTED]

Diversified Investment Strategies

Institutional

Credit
* Structured products
* Long-onlyand multi-
strategy highyield credit
* Distressed for control
privateequity

Alternatives
* Long / short equity
* Natural Resources
* Multi-Strategy
Credit

Retail

Alternatives

Equity

Income

Asset Allocation

Open-end Funds

Closed-end Fund

ETF

Year
2015
2015
2015
2014
2014
2014
2013
2013
2012
2012
2012
2011
2011
2011

Award
Best CLO Fund
Best New CLO Finalist
2015 Lipper Award -- Highland Floating Fund
BestPlaces to Work
BestLoan Participation Fund over Three Years
20 Under 40
Rising Star of Mutual Funds (L/S Equity Fund)
Category King(Global Allocation)
Best 40Act Fund (L/S Equity Fund)
Most ImprovedCLO
Finalist for Best HY Hedge Fund
Finalist for Credit Hedge Fund of the Year
BestStock Mutual Fund, Long / Short Category
Rising Starsof Mutual Funds

Presenter
CreditFlux
CreditFlux
Lipper Fund Awards 2015
Pensionand Investments
Lipper Fund Awards 2014
Oil and Gas Investor
HFM US Hedge Fund Awards
Wall StreetJournal
HFM US Hedge Fund Awards
Creditflux
Creditflux
HFM US Hedge Fund Awards
The Street.com
Institutional Investor

Recognized Leader

Our Competitive Edge

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

* Led migration of
the bank loan
(senior secured
loan) asset class to
institutional
products

* Structured the first
non-bank CLO in
1996

* Led migration of
alternative
strategies to liquid
alternative funds

* One of the largest
CLO managers in the
world(1)

* Approximately $19.8
billion in assets
under management(2)

* Consistently
recognized by the
industry as a top
credit manager

* Top five pure-play
liquid alternatives
platform(3)

* Over 20 years of
experience investing
through multiple
cycles

* Remains
independent,
employee owned

* Exceptional post-
crisis performance

* Industry leading
platform focused
on alpha generation

* 20+ year focus on
leveraged finance --
High Yield Credit
represents over 70%
of AUM(2)

* Deep expertise in
credit investing

* Solutions-based
approach to client
service

(1)Wells Fargo Securities, "CLO Desktop Primer",
3/11/2014.
(2)As of 08/31/2015, inclusive of Highland Capital
Management, L.P. and affiliates, based on fee calculation
AUM.
(3)Source: FUSE Research: Highland Funds ranks 3(rd) in AUM
among 81 "pure play" liquid alternative platforms.

Our Investment Philosophy

We seek to exploit these opportunities through:

[GRAPHIC OMITTED]

* Proprietary fundamental credit and financial modelling
across the
spectrum of loans and bonds (par loans, CLOs, high yield,
stressed/distressed loans), leading to a differentiated
access and
interpretation of information and data.

* Credit research organized by industry sector, providing
expertise via
informed qualitative and quantitative research, relative
value
assessment and proactive business due diligence.

* Top-down macro risk assessment, allows us to dynamically
adjust
exposures and target more predictable returns over time.

* Disciplined investment and risk management processes that
address
credit risk, liquidity risk and volatility risk.

Rigorous and Discipline Investment

Process Tested Through Multiple Cycles

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Utilize
relationships
with Highland's
Trading Desk and
external
counterparties to
identify
opportunities

Large, Broad,
and Liquid
Investment
Universe

Consistent and
Robust
Underwriting
Process

Unique Sourcing
from
relationships
from integrated
credit and CLO
platform

Proprietary
"Tear Sheet" and
detailed due
diligence

Investment
Committee
Packet

Two Levels:
Head of Credit:
* Investment
professional
presents Tear
Sheet and
Investment
Committee
Packet to Head
of Credit

Investment
Committee:
* Provides final
approval and
continuous
review

Portfolio
Manager has final
buy/sell
authority by
account/fund

Active, Bold, and
Thematic
portfolios

Consistently
applied risk
management to
minimize
downside capture

Portfolio Level:
[] Daily Flash
Reports
[] Interactive
Portfolio
Dashboard

Credit Level:
[] Weekly
Relative Value
[] Proactive
Analyst/PM
Interaction on
buy/sell
decisions in
portfolios

Consistent Thesis
and Target Prices

Portfolio
Manager
controlled sell
discipline

Employee
evaluation and
compensation
promote a strong
discipline (buy
and sell)

Our Sourcing Process Creates a

Unique and Differentiated Portfolio

[GRAPHIC OMITTED]

Bank Loan/High Yield Sourcing

Investable
Universe

-3,200

Tranche of
$300 million+

-1800

Covered Universe

-900

80-100
High Conviction
Positions

Credit Suisse Leveraged Loan Index
Approximately 1,600 loans(1)

Credit Suisse High Yield Index
Approximately 1,600 bonds(1)

Our research team filters investable universe of -1,800
loans for loan/bonds
tranches of $300 million

Team of 15 credit research analysts conducts in-depth
coverage of -25 issuers per
analyst vs. market 40-60 loans per analyst and 60-80 in
high yield

With approximately 40% of positions in key alpha driven
themes and remainder in
attractive relative value

(1) Source: Credit Suisse Leveraged Loan Index and Credit
Suisse High Yield Index

Consistent and Robust Process with Senior Level Investment
Committee Approval and Monitoring

[GRAPHIC OMITTED]

Portfolio Sell
Sourcing Due Diligence Approval Monitoring
Construction Discipline

Investment Committee Presentations Demonstrate
Depth of Due Diligence Process

Comprehensive Committee packet includes five main
categories of research with a full understanding of
historical financials, including any adjustments to
EBITDA and real cash flow

Detailed hands on financial
review and analysis

Market and Competitive Analysis

Valuation

Key Risks and Mitigants

Structure and Documentation

Credit Investment Committee Approval Processes(1)

* Our 15 creditresearch analysts continuously
monitor their respective industries for potential
investment opportunities with support from
Highland's credit tradingdesk

* Creditanalyst proposes idea toHeadofCredit for
approval

* Approved ideas are then presented toour
Investment Committeealong with a detailed
investment committee presentation forfinal
approval

* The Investment Committee continually monitors
all credits conducting a full portfolio review semi-
annually and ongoing assessment of investment
thesis

* Portfolio Manager has final Buy and Sell Authority

Alpha is Generated Through

Differentiated Portfolio Construction

[GRAPHIC OMITTED]

                                      Portfolio Sell
Sourcing Due Diligence Approval Monitoring Construction
Discipline

ACTIVE.
Active, nimble investing exploits strategic
and tactical investing opportunities

BOLD.
Concentrated, high conviction
portfolios with risk management
overlay

THEMATIC.
Theme based investing across
industries and sectors

Comprehensive Risk Management Incorporates:

Fundamental Portfolio Economics Fundamental Macro Outlook

Technicals -- Supply/Demand Relative Strength
Momentum/Sentiment

Investment Opportunities Driven by Four Key Areas

RELATIVE VALUE

* Spread vs Risk

EVENT / IDIOSYNCRATIC

* Credit Selection and
Catalyst Driven

* Targeting less correlation

DEEP VALUE

* Mispriced Risk
* Differentiated
fundamental view vs.
market

TOP-DOWN THEMATIC VIEWS

* Significant themes based
on macro outlook

Active Monitoring and Sell Discipline is

Essential to Risk Management

[GRAPHIC OMITTED]

                                      Portfolio Sell
Sourcing Due Diligence Approval Monitoring Construction
Discipline

We Utilize a Comprehensive Approach to Risk Management

Monitoring

Portfolio Level:

* Daily Return Attribution and Movers

* Portfolio Management Dashboard- measures and
monitors the following risk metrics:
-- Duration, WARF, PandL, Beta, Spread, Target
Return per unit of risk, Key themes

Credit Level:

* Weekly Relative Value update sheet

* Earnings e-mails to Portfolio Management group

* Ad-hoc Credit and Investment Committee

* Weekly Portfolio Management meetings to discuss
movers and portfolio target actions

* Semi-Annual Monitoring Meeting

Sell Discipline

* Investment Committee packet and proprietary
tearsheet establishes initial thesis and target
price/return
-- Eliminates Thesis/Strategy Drift

* Target prices in portfolio management dashboard

* Flash report create on-going and real time
dialogue around need for re-evaluation and
resetting of target price expectations

* Portfolio Managers control sell-discipline

Comprehensive Approach to Risk

Management

[GRAPHIC OMITTED]

Identification Quantification Management Monitoring

* Identify key risks
through regularly
scheduled daily,
weekly and
monthly meetings

* Classify
-- Market risk
-- Fundamental/
economic risk
-- Sector and
name-specific
technical risk

* In monthly risk
management
meetings, the
investment team
reviews and
quantifies key
fundamental and
technical data

* Assign a risk score

* Alpha by
avoidance

* Mitigate

* Reduce exposure

* Regularly
scheduled
monitoring
processes

* Operations and
compliance
review and
monitoring

Comprehensive Approach to Risk

Management: Identification

[GRAPHIC OMITTED]

Market Risk

Risk: unforseen systemic or systematic
risk causes increased correlation and
market sell-off

Mitigants:

* Monthly risk management meeting
focuses on market risks we believe
are non-consensus

* Views are constantly re-evaluated in
scheduled daily and weekly meetings

* Quantitative portfolio risk overlay
takes into account each investment's
estimated sensitivity in the event of
a market sell-off

* Top-down risk positioning regularly
adjusted based on our view of market
tail-risk

Fundamental/Economic Risk

Risk: economic deterioration leads to
fundamental underperformance of
issuers in the portfolio

Mitigants:

* 20-30 credits per analyst leads to in-
depth issuer knowledge

* Thorough and time-tested credit
process

* Risk management process regularly
reviews and quantitatively risk scores
economic fundamentals, and top-
down positioning adjusted
accordingly

* Multi-level credit formal monitoring
process

Sector and Name-Specific
Technical Risk

Risk: sector-specific technicals create a
sell-off to an asset class in the portfolio

Mitigants:

* Weekly fund team meetings with
firm's Certified Market Technician
("CMT") giving thorough overview of
asset class technicals

* Monthly risk management meetings
give technical risk score that goes
into top-down positioning/risk
overlay

Comprehensive Approach to Risk

Management: Monitoring

[GRAPHIC OMITTED]

Daily

* Investment team morning meeting
covers:

* Market movements
* Current pricing
* Deal pipeline
* News headlines
* Outstanding trades
* Automated flash reports sent to
portfolio managers with detail on:
* Major market movers
* Ratings actions
* Credit default/CCC watch list
changes
* Structured products team
afternoon meeting covers:
* Market movements
* Portfolio rebalancing

Weekly

* Meeting to discuss industry
comparables
* Reviewing relative value
* Identifying new ideas

* Leadership update calls to
review:
* Top movers
* New issuance
* Ratings actions
* Restructurings
* Amendments
* Portfolio positioning

Monthly

* Sector rotation / risk
management meetings to
review:
* Economic / fundamental
risk factors
* Credit market technical
risk factors
* Portfolio risk positioning
* Sector rotation / industry
weightings

Semi-Annually

* Monitoring meetings conduct a
complete portfolio review
-- All credits re-presented to
Head of Credit Research
-- Up to 100 credits meeting
size and risk thresholds re-
presented to Investment
Committee over 3 days

Ongoing

* Investment Committee meetings at initial purchase and
ongoing monitoring of
investment thesis
* Development in corporate fundamentals
* Capital structure and credit agreement review
* Competitive environment, etc.
* Review of models (projections, base case and downside
scenarios)

* Credit earnings updates to review data gathered during
earnings calls and
updates, comparison to expectations, recommended actions

How We Invest

Our Firm's Approach to Investing is Founded on Common
Beliefs

[GRAPHIC OMITTED]

* Co-Founders, Jim Dondero and Mark Okada, each
have over 30 years of experience in credit and
alternatives.

* Founders still actively manage assets and the Firm
invests alongside investors.

* One of the largest CLO managers in the world.(1)

* Structured the first non-bank CLO in 1996.

* Established alternative investment 40 Act platform in
2000.

* Led migration of the bank loan asset class to
institutional products.

* Industry leading platform focused on alpha
generation.

Key Principles of
our Philosophy

* Experienced.

* Disciplined.

* Bold.

(1)Wells Fargo Securities, "CLO Desktop Primer",
3/11/2014.

AGENDA

[GRAPHIC OMITTED]

Introduction and Executive Summary

NexPoint's Value Proposition for Stockholders

Appendix I: QandA

Appendix II: NexPoint's Capabilities

Appendix III: NexPoint's Board Nominees

Important Information

Contact Information

Meet the Nominees

* Dr. Bob Froehlich

* John Honis

* Timothy K. Hui

* William M. Swenson

* Ethan Powell

* Bryan A. Ward

[GRAPHIC OMITTED]

Additionally, If elected we expect to recommend engaging
separate, premier legal counsel to advise the Board and
TICC.

Dr. Bob Froehlich

Dr. Froehlich currently serves on a portfolio of boards
spanning private, public, not-for-profit and mutual fund
companies, which includes serving on the Advisory Board of
Directors for Internet Connectivity Group, Inc., Chairman
of the Board, CEO, President and Owner of the Kane County
Cougars Baseball Club, Chairman of the Board, CEO and
President of American Sports Enterprise, Inc., and KC
Concessions, Inc. He also serves as an Independent Director
for Davidson Investment Advisors, Inc., Independent
Director for AR Capital Acquisition Corp., where he serves
as Chairman of the Compensation Committee and a member of
the Audit Committee. In January 2013, Dr. Froehlich was
appointed an Independent Director and Lead Independent
Director, Audit Committee Chairman and Conflicts Committee
member for ARC Healthcare Trust Inc. Also in January 2013,
Dr. Froehlich was appointed an Independent Director and
Lead Independent Director, Audit Committee Chairman and
Conflicts Committee member for ARC Realty Finance Trust,
Inc. In November, 2012, Dr. Froehlich was appointed an
Independent Director and Lead Independent Director, Audit
Committee Chairman and Conflicts Committee member for
American Realty Capital Daily NAV Trust, Inc. On April 25,
2013, Dr. Froehlich was appointed an Independent Trustee
and Audit Committee Chairman for Realty Capital Income
Funds. On August 5, 2014, he was elected Lead Independent
Director.

From 1989 to 1997, he held several senior executive roles
at Van Kampen Merritt which after its merger with American
Capital became Van Kampen American Capital with over $50
billion in assets across 75 different mutual funds. He
began there as the Director of Municipal Research and left
as the firm's first Chief Investment Strategist. He then
joined Kemper Funds, with $75 Billion in assets among 50
different funds, as their Vice Chairman in 1997. In 2001,
he was appointed Vice Chairman of Scudder Investments when
Scudder Funds merged with Kemper Funds. Combined they had
assets of over $200 billion in 129 funds. In 2002, when
Deutsche Bank acquired Scudder Investments, Dr. Froehlich
was named Vice Chairman of Deutsche Asset Management until
2009. Late in 2009, he served as a Senior Executive with
The Hartford Mutual Funds where he was an Officer of all 55
funds with assets totaling $84 billion. He currently serves
on the Board of Directors of NexPoint's and Highland's
affiliated registered investment funds.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

*Nominee for a term
expiring in 2016

For full disclosure of the nominee's other directorships
and/or trusteeships, please see NexPoint's definitive proxy
statement when available.

John Honis

Mr. John Honis has more than 25 years of business
experience as CEO, CRO and board-level advisor to both
high-growth and distressed companies in a wide range of
manufacturing and service industries. Since August 2013,
Mr. Honis has served as President of Rand Advisors, LLC.
Prior to Rand Advisors, LLC Mr. Honis was a partner at
Highland Capital Management, L.P. where he was the co-head
of Highland's Private Equity effort. Mr. Honis was
previously founder of Barrier Advisors, a leading provider
of strategic, operational and financial advice to Private
Equity, Venture Capital and money management institutions.
He has led many turnarounds and strategic growth
initiatives, and attracted many of the nation's top
turnaround practitioners to the Barrier team. Mr. Honis was
an accomplished high-tech executive, having served as
President, CEO or Chief Restructuring Officer of five
telecommunications firms. His experiences in all aspects of
growth management, strategic/operational turnarounds,
financial restructuring, mergers and acquisitions and
capital markets were the foundational elements of Barrier
Advisors' charter. Mr. Honis' early career started at J.P.
Morgan in New York where he was a leader in the firm's
global consulting practice. At J.P. Morgan, he specialized
in the design and implementation of worldwide corporate
finance processes and systems. Mr. Honis received a BS from
Syracuse University. He currently serves on the Board of
Directors for American Homepatient and Turtle Bay Resort,
LLC. He currently serves on the Board of Directors of
NexPoint's and Highland's affiliated registered investment
funds.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

*Nominee for a term
expiring in 2016

For full disclosure of the nominee's other directorships
and/or trusteeships, please see NexPoint's definitive proxy
statement when available.

Timothy K. Hui

Mr. Timothy K. Hui has served as Dean of Educational
Resources at at Cairn University (formerly, Philadelphia
Biblical University) since July 2012 and also from July
2006 to January 2008. Mr. Hui served as Vice President at
Cairn University from February 2008 to June 2012. He served
as Associate Provost for Graduate Education at Cairn
University from July 2004 to June 2006. He served as
Assistant Provost for Educational Resources of Cairn
University from July 2001 to June 2004. Mr. Hui served as
the Managing Partner of the law firm of Hui and Malik
L.L.P. He was in private practice as an attorney. He has
been a Director of Learning Resources of the Cairn
University since September 1998. He has been an Independent
Trustee of NexPoint Credit Strategies Fund since May 19,
2006. He served as a Director of Prospect Street Income
Shares Inc., since 2005. He served as a Director of
Prospect Street High Income Portfolio Inc. since January
2000. Mr. Hui received a Bachelor of Science degree in
Christian Education from Cairn University and received a
Masters degree in Theology and a Doctorate degree in
Theology from the Dallas Theological Seminary. He also
received a Masters in Library Sciences from the University
of North Texas and his Juris Doctor degree from Southern
Methodist University. He currently serves on the Board of
Directors of NexPoint's and Highland's affiliated
registered investment funds.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

*Nominee for a term
expiring in 2017

For full disclosure of the nominee's other directorships
and/or trusteeships, please see NexPoint's definitive proxy
statement when available.

WilliamM. Swenson

Mr. Swenson has extensive experience raising debt and
equity capital globally for middle market companies in
various industries. Mr. Swenson's experience spans Direct
Lending, Debt Capital Markets (Loans, Bonds, Mezzanine and
Private Debt), Origination, Portfolio and Credit Risk
Management, Leveraged Finance and Structuring, Loan
Syndications and Sales/Trading, Institutional Investor
Relations and Venture Capital. Mr. Swenson currently serves
as an advisor to an alternative energy producer and assists
with project capital raises. Prior to this role, he served
as a Managing Director at Canaccord Genuity from March 2014
to May 2015. Mr. Swenson's previous roles served included
serving as Managing Director at North Sea Partners, LLC
from February 2012 to March 2014, Managing Director at
Guggenheim Securities from January 2010 to January 2012,
Senior Managing Director -- Head of Capital Markets and
President of Broker Dealer at CIT from January 2004 to
August 2007, Managing Director-Global Head of Loan Sales
and Trading at CIBC from August 1995 to August 2003 and
Vice President of Leveraged Finance and Debt Capital Market
at CitiBank from 1983 to 1992.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

*Nominee for a term
expiring in 2017

For full disclosure of the nominee's other directorships
and/or trusteeships, please see NexPoint's definitive proxy
statement when available.

Ethan Powell

Mr. Powell is Chief Product Strategist at NexPoint and
Highland Capital Management Fund Advisors, L.P. In this
role he is responsible for evaluating and optimizing the
registered product lineup offered by Highland.
Additionally, Mr. Powell works with portfolio managers and
wholesalers on appropriate positioning of strategies in the
market place. Prior to his current role, Mr. Powell was a
senior fund analyst responsible for working with portfolio
management teams and service providers in the operation and
marketing of the funds. Prior to joining Highland in April
2007, Mr. Powell spent most of his career with Ernst and
Young providing audit and merger and acquisition services
within the firm's Transaction Advisory Services Group in
Houston, Texas. Mr. Powell's primary focus was acquisitions
in the Energy industry. Mr. Powell received an MS in
Management Information Systems and a BS in Accounting from
Texas AandM University. Mr. Powell is a holder of the right
to use the Chartered Financial Analyst designation and is a
licensed Certified Public Accountant. He currently serves
on the Board of Directors of NexPoint's and Highland's
affiliated registered investment funds.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

*Nominee for a term expiring in 2018
*Interested Person

For full disclosure of the nominee's other directorships
and/or trusteeships, please see NexPoint's definitive proxy
statement when available.

BryanA. Ward

Mr. Ward currently focuses on private investments in the
oil and gas, real estate and power generation sector. Prior
to this from 2001-2014 he held various senior roles
including Special Projects Advisor, Senior Manager and
Information Technology consultant at Accenture primarily
focused on the business development and delivery of
innovative strategy, technology and business process
solutions for clients across multiple industry segments. He
interacted with C-Suite level clients at domestic and
international Fortune Global 1000 enterprises as well as
smaller independent and privately owned organizations.
Before this role he served as a Senior Vice President and
later Interim CEO of Anderson Consulting startup entity,
Quaris Inc., from 1998-2000. From 1991-1997 he was a Senior
Manager at Anderson Consulting. He was a founding managing
team member of Affiliated Computer Services (ACS) and
served in this capacity from 1991 to 1998. Mr. Ward
previously worked in business development at MTech Corp and
formerly at Petroleum Landman for ARCO Oil and Gas. He
currently serves as a Board Member for EquityMetrix, LLC
and is on the Advisory Board for the University of Texas
Dallas Center for Brain Health. He currently serves on the
Board of Directors of NexPoint's and Highland's affiliated
registered investment funds.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

*Nominee for a term
expiring in 2018

For full disclosure of the nominee's other directorships
and/or trusteeships, please see NexPoint's definitive proxy
statement when available.

AGENDA

[GRAPHIC OMITTED]

Introduction and Executive Summary

NexPoint's Value Proposition for Stockholders

Appendix I: QandA

Appendix II: NexPoint's Capabilities

Appendix III: NexPoint's Board Nominees

Important Information

Contact Information

ImportantInformation

[GRAPHIC OMITTED]

* The Special Meeting of the Company will be held on:

* October 27, 2015, at 10:00 a.m., Eastern time

* Location: SutherlandAsbill and Brennan LLP

* 1114 Avenue of theAmericas, 40th Floor, New York, New
York 10036

* Your proxy is due on October 26, 2015 if not voted at
the
meeting

* Only your latest dated proxy card counts!

AGENDA

[GRAPHIC OMITTED]

Introduction and Executive Summary

NexPoint's Value Proposition for Stockholders

Appendix I: QandA

Appendix II: NexPoint's Capabilities

Appendix III: NexPoint's Board Nominees

Important Information

Contact Information

Contact Information

[GRAPHIC OMITTED]

* If you have any questions or need assistance voting your
Shares,
please call:

D.F. King and Co., Inc.

48 Wall Street

New York, NY 10005

* Stockholders Call Toll[]Free at: 866-416-0556

* Banks and Brokers Call Collect at: 212-269-5550

* Email: TICC@DFKing.com

* NexPoint email: TICCProxy@NexPointAdvisors.com

* http://TimeToChangeTICC.com

* Media Contact: Brian H. Schaffer of Prosek Partners at
(212) 279-
3115 x 229

[GRAPHIC OMITTED]

Thank you for

your support

NexPointAdvisors, L.P.

Disclosures and Disclaimers

[GRAPHIC OMITTED]

TSLX's Incentive and Administrative Fee Structure. In
addition to higher management fees, under TSLX's incentive
fee and administrative fee structure, stockholders would
bear an additional approximately $10-14 million of
incentive and administrative fees over the next 10 years
beyond those under NexPoint's proposal (estimated based on
a 9%-20% annual return and existing annual administrative
expense reimbursements as a percentage of assets under
management). If the Company's annual return were 8%, 9%,
14% or 20%, these estimated savings would be approximately
$6.2 million, $10 million, $12.2 million or $13.7 million,
respectively, each over 10 years. The estimated additional
annual cost of administrative expense reimbursements under
TSLX's structure was calculated by determining the ratio of
TSLX's administrative expense reimbursements over the past
12 months to TSLX's AUM as of June 30, 2015 and applying
that percentage to the Company's AUM as of June 30, 2015.
The Company's actual administrative expense reimbursements
over the past 12 months was then deducted from that amount
to arrive at an estimate of the additional annual
administrative expense reimbursements that would apply
under the TSLX structure. That annual amount was then used
to estimate such additional administrative expense
reimbursements over the next 10 years. If the Company's
annual return over this period were less than 8%-20%, these
estimated savings would be lower.

Disclaimer

[GRAPHIC OMITTED]

About NexPoint Advisors, L.P.
NexPoint, together with its affiliates, currently manages
approximately $22 billion in net assets and believes that
its core competences are squarely within the Company's
investment strategy. NexPoint is indirectly wholly owned by
a trust that is beneficially owned and controlled by James
Dondero. Highland Capital Management, L.P. ("Highland") is
ultimately controlled by James Dondero and is therefore an
affiliate of, and under common control with, NexPoint,
which shares personnel and other resources with Highland.
Highland (together with its affiliates) is one of the
world's most experienced alternative credit managers,
tested by numerous credit cycles, specializing in credit
strategies, such as a broad range of leveraged loans, high
yield bonds, direct lending, public and private equities
and CLOs. Highland also offers alternative
investment-oriented strategies, including asset allocation,
long/short equities, real estate and natural resources. If
NexPoint is retained by the Company as its investment
adviser, the Company will have access to all of Highland's
capabilities and expertise.

Important Additional Information and Where to Find It
NexPoint has filed a preliminary proxy statement with the
U.S. Securities and Exchange Commission (the "SEC") in
connection with the solicitation of proxies from the
stockholders of the Company in connection with the matters
to be considered at the Company's Special Meeting of
Stockholders to be held on October 27, 2015, including the
election of NexPoint's nominees for director: Dr. Bob
Froehlich, John Honis, Timothy K. Hui, Ethan Powell,
William M. Swenson and Bryan A. Ward (collectively, the
"Nominees"). STOCKHOLDERS OF THE COMPANY ARE STRONGLY
ENCOURAGED TO READ THE PROXY STATEMENT AND THE ACCOMPANYING
PROXY CARD AND OTHER DOCUMENTS FILED BY NEXPOINT WITH THE
SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME
AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. When
finalized, the proxy statement and proxy card will be
mailed to all stockholders. The proxy statement and other
relevant materials (when they become available), and any
other documents filed by NexPoint with the SEC, may also be
obtained free of charge at the SEC's website at
www.sec.gov. This is not the Company's or TSLX's proxy
statement.

If you have any questions, need free copies of the proxy
statement or other relevant materials (when they become
available), or need assistance voting your Shares, please
call:

Media Contact
Brian H. Schaffer
Prosek Partners
212-279-3115 229
bschaffer@prosek.com

D.F. King and Co., Inc.
Stockholders 866-416-0556
Bank and Brokers 212-269-5550
TICC@dfking.com

Disclaimer (cont'd)

[GRAPHIC OMITTED]

Participants in the Solicitation
NexPoint and the Nominees are deemed to be participants in
NexPoint's solicitation of proxies from the Company's
stockholders in connection with the matters to be
considered at the Company's Special Meeting of Stockholders
to be held on October 27, 2015. NexPoint is the beneficial
owner of 100 shares of common stock of the Company and also
proposes to become the Company's investment adviser, for
which it would receive advisory fees. Information regarding
NexPoint and the Nominees, and their direct or indirect
interests in the Company, by security holdings or
otherwise, will be set forth in the proxy statement filed
with the SEC by NexPoint.

Third Party Information
These materials may contain or refer to news, commentary
and other information sourced from persons or companies
that are not affiliated with NexPoint. The author and
source of any third party information and the date of its
publication are clearly and prominently identified.
NexPoint has neither sought nor obtained permission to use
or quote such third party information. NexPoint cannot
guarantee the accuracy, timeliness, completeness or
availability of such third party information, and does not
explicitly or implicitly endorse or approve such third
party information. NexPoint, the Nominees and their
affiliates shall not be responsible or have any liability
for any misinformation or inaccuracy in such third party
information.

NexPoint reserves the right to change any of its opinions
expressed herein at any time as it deems appropriate and
disclaims any obligation to notify the market or any other
party of any such changes. NexPoint disclaims any
obligation to update the information or opinions contained
herein.

These materials are provided for information purposes only,
and are not intended to be, nor should they be construed
as, an offer to sell or the solicitation of an offer to buy
any security. These materials do not recommend the purchase
or sale of any security.

Disclaimer (cont'd)

[GRAPHIC OMITTED]

NexPoint and its respective affiliates do not assume
responsibility for investment decisions. This presentation
does not recommend the purchase or sale of any security.
Under no circumstances is this presentation to be used or
considered as an offer to sell or a solicitation of an
offer to buy any security. This document includes certain
forward-looking statements, estimates and projections
prepared with respect to, among other things, general
economic and market conditions, changes in management,
changes in the composition of the Company's board, actions
of the Company and its subsidiaries or competitors and the
ability to implement business strategies and plans and
pursue business opportunities. Such forward-looking
statements, estimates and projections reflect various
assumptions concerning anticipated results that are
inherently subject to significant uncertainties and
contingencies and have been included solely for
illustrative purposes, including those risks and
uncertainties detailed in the continuous disclosure and
other filings of the Company, copies of which are available
on the SEC's website at www.sec.gov. No representations,
express or implied, are made as to the accuracy of
completeness of such forward-looking statements, estimates
or projections or with respect to any other materials
herein. NexPoint reserves the right to change any of the
opinions expressed herein at any time as they deem
appropriate. NexPoint and its respective affiliates may
buy, sell, cover or otherwise change the form of their
investment in the Company for any reason at any time,
without notice. NexPoint disclaims any duty to provide any
updates or changes to the analyses contained in this
document, except as may be required by law. NexPoint
disclaims any obligation to update the information
contained herein. NexPoint has not sought or obtained
consent from any third party to use any statements or
information indicated in this presentation as having been
obtained or derived from statements made or published by
third parties. Any such statements or information should
not be viewed as indicating the support of such third party
for the views expressed herein.

Disclaimer (cont'd)

[GRAPHIC OMITTED]

NexPoint may have relied upon certain quantitative and
qualitative assumptions when preparing the analysis which
may not be articulated as part of the analysis. The
realization of the assumptions on which the analysis was
based are subject to significant uncertainties, variables,
and contingencies and may change materially in response to
small changes in the elements that comprise the
assumptions, including the interaction of such elements.
Furthermore, the assumptions on which the analysis was
based may be necessarily arbitrary, may be made as of the
date of the analysis, do not necessarily reflect historical
experience with respect to securities similar to those that
may be contained in the analysis, and do not constitute a
precise prediction as to future events. Because of the
uncertainties and subjective judgments inherent in
selecting the assumptions on which the analysis was based
and because future events and circumstances cannot be
predicted, the actual results realized may differ
materially from those projected in the analysis. The
information that is contained in the analysis should not be
construed as financial, legal, investment, tax, or other
advice. You ultimately must rely upon your own examination
and that of your professional advisors, including legal
counsel and accountants as to the legal, economic, tax,
regulatory, or accounting treatment, suitability, and other
aspects of the analysis. NexPoint asks that you refrain
from sending this document to any other party under any
circumstances.

NexPoint's Superior Track Record; Outperformance in Relevant Asset Classes

Additional Proxy Materials for TICC Special Meeting (NASDAQ: TICC)

October 20, 2015

Please refer to Important Disclosures and Disclaimers beginning on Page 6.
For use only in connection with consideration of the matters proposed for stockholder approval at the October 27, 2015 special meeting of the TICC stockholders (the "Special Meeting"). Not for use in connection with the purchase or sale of any security or other investment decision. 1

NexPoint's Experience and Expertise

* NexPoint Advisors, L.P., together with Highland Capital Management, L.P. and its affiliates ("NexPoint"), have deep experience in CLOs and leveraged loans, the current and anticipated investment strategy of TICC:

 * NexPoint currently manages approximately $20 billion in assets in CLO equity, leveraged loans and other alternative assets.

 * NexPoint has invested in CLOs since 1996 and has been tested across multiple credit cycles.

 * NexPoint has structured and managed over $32 billion of CLOs and similar securitizations and is now one of the largest CLO managers in the world.

 * NexPoint's personnel are experts in leveraged loans and are consistently recognized by the industry as a top leveraged loan manager.

 * Recent awards include: CreditFlux Best CLO Fund (2015), CreditFlux Best New
CLO Finalist (2015), Lipper Fund Awards -- Highland Floating Rate Opportunities
Fund (2015), and Lipper Fund Awards Best Loan Participation Fund over Three
Years (2014).

* NexPoint has extensive experience managing retail funds:

 * NexPoint currently manages 18 retail funds with approximately $6 billion of aggregate assets under management.

 * NexPoint Credit Strategies Fund (NYSE:NHF) is a high performing closed-end fund, a significant portion of which is invested similar to TICC.

Of the Proposed Managers, NexPoint has the Longest Tenure and the Most
Experience Managing CLOs and Leveraged Loans
2

Track Record: NexPoint CLO Debt and Equity Composite

As of 8/31/15. NexPoint Composites include 35 managed accounts. Returns are gross of fees. Gross of fees performance does not reflect the deduction of advisory fees or other expenses that impact returns shown. Please see important additional disclosures regarding each composite on Page 6. Past performance is not indicative of future results. Investments may lose 3 value.

Track Record: NexPoint Bank Loan Composite

As of 8/31/15. The NexPoint Bank Loan Composite includes all discretionary long-only strategy accounts that typically invest in senior secured floating rate loans using a fundamental bottoms up investment analysis. Returns are gross of fees. Gross of fees performance does not reflect the deduction of advisory fees or other expenses that impact returns shown. 4 Please see important additional disclosures regarding each composite on Page 6. Past performance is not indicative of future results. Investments may lose value.

Track Record: NexPoint Credit Strategies Fund (NYSE:NHF)

5
As of 8/31/15. NHF performance is shown net of fees. NHF returns are calculated using NHF share price. Please see important additional disclosures regarding each composite on Page 6. Past performance is not indicative of future results.
Investments may lose value.

Disclosures

NexPoint is defined as NexPoint Advisors, L.P. and its affiliated advisers;
including Highland Capital Management, L.P., Acis Capital Management, L.P.,
Falcon EandP Opportunities GP, LLC, Granite Bay Advisors, L.P., Highland Capital
Healthcare Advisors, L.P., Highland Capital Management Fund Advisors, L.P., and
NexPoint Real Estate Advisors, L.P.

Gross of fees performance does not reflect the deduction of advisory fees or other expenses that impact returns shown. Since fees are deducted regularly, the compounding effect will be to increase the impact of the fee deduction on gross account performance by a greater percentage than that of the annual fee charged. For example, if an account is charged a 1% management fee per year and has gross performance of 12% during that same period, the compounding effect of the quarterly fee assessments will result in an actual return of approximately
10.9% .

The NexPoint Bank Loan Composite includes all discretionary accounts managed by
NexPoint pursuant to the Highland Bank Loans strategy. The Highland Bank Loans strategy is a long-only strategy that typically invests in senior secured floating rate loans using fundamental bottom-up investment analysis. Accounts in the composite primarily invest in bank loans but also hold investments elsewhere in the capital structure including equities, mezzanine debt and high yield bonds, which may have materially impacted the results in the composite.
In November 2012, certain accounts were incorporated into the composite as a result of their adoption of this strategy on such date. Prior to that date, those accounts were included in the Pyxis Bank Loans Composite. Portfolios may invest in thinly-traded and/or relatively illiquid securities. The composite creation date is March 2014. The performance of the NexPoint Bank Loan
Composite has been shown because NexPoint believes it involves many of the same asset classes as those in which TICC invests. It is not meant to imply that
NexPoint would necessarily utilize the Highland Bank Loan strategy as investment adviser for TICC. Accounts included in this composite may have different investment objectives and restrictions than TICC. This composite reflects the reinvestment of dividends and other earnings.

The NexPoint CLO Debt and Equity Composite includes the performance of CLO debt and equity securities owned by all NexPoint-managed accounts during the periods presented. CLO debt excludes managed CLO Equity investments, while Investment
Grade Debt also excludes any CLO debt with an original rating lower than
Baa3/BBB-. This composite does not reflect the entire performance of any specific NexPoint account, which may be higher or lower than the composite and in some cases is lower. TICC invests in asset classes other than just CLO debt and equity. Accounts included in this composite may have different investment objectives and restrictions than TICC. This composite reflects the reinvestment of dividends and other earnings.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. Average values are computed over the index for coupon, current yield, initial spread and price.
The average coupon, current yield and initial spread are weighted by market value (amount outstanding x price) at the end of the measurement period for each loan currently paying interest in the index. Total return is computed for each loan, which is the per cent change in the value of each loan during the measurement period. Total return is the sum of three components: principal, interest, and reinvestment return.

Credit Suisse HF Index is an asset-weighted hedge fund index and includes only funds, as opposed to separate accounts. The Index uses the Credit
Suisse/Tremont database, which tracks over 5000 funds, and consists only of funds with a minimum of US$50 million under management, a 12-month track record, and audited financial statements. It is calculated and rebalanced on a monthly basis, and shown net of all performance fees and expenses.

6

Disclaimer

About NexPoint Advisors, L.P. NexPoint, together with its affiliates, currently manages approximately $20 billion in net assets and believes that its core competences are squarely within the Company's investment strategy. NexPoint is indirectly wholly owned by a trust that is beneficially owned and controlled by
James Dondero. Highland Capital Management, L.P. ("Highland") is ultimately controlled by James Dondero and is therefore an affiliate of, and under common control with, NexPoint, which shares personnel and other resources with
Highland. Highland (together with its affiliates) is one of the world's most experienced alternative credit managers, tested by numerous credit cycles, specializing in credit strategies, such as a broad range of leveraged loans, high yield bonds, direct lending, public and private equities and CLOs.
Highland also offers alternative investment-oriented strategies, including asset allocation, long/short equities, real estate and natural resources. If
NexPoint is retained by the Company as its investment adviser, the Company will have access to all of Highland's capabilities and expertise.

Important Additional Information and Where to Find It. NexPoint has filed a definitive proxy statement and accompanying proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the Company's Special Meeting of Stockholders to be held on
October 27, 2015, including the election of NexPoint's nominees for director:
Dr. Bob Froehlich, John Honis, Timothy K. Hui, Ethan Powell, William M. Swenson
and Bryan A. Ward (collectively, the "Nominees"). STOCKHOLDERS OF THE COMPANY
ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND THE ACCOMPANYING PROXY
CARD AND OTHER DOCUMENTS FILED BY NEXPOINT WITH THE SEC CAREFULLY AND IN THEIR
ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. The proxy statement and proxy card have been distributed to stockholders. The proxy statement and other relevant materials, and any other documents filed by NexPoint with the SEC, may also be obtained free of charge at the SEC's website at www.sec.gov. This is not the Company's or TSLX's proxy statement.

If you have any questions, need free copies of the proxy statement or other relevant materials (when they become available), or need assistance voting your
Shares, please call:

D.F. King and Co., Inc. Stockholders Call Toll[]Free at: 866-416-0556 Media
Contact: Brian H. Schaffer 48 Wall Street Banks and Brokers Call Collect at:
212-269-5550 Prosek Partners, 212-279-3115 229 New York, NY 10005 Email:
TICC@dfking.com bschaffer@prosek.com

You may also contact NexPoint via email at TICCProxy@NexPointAdvisors.com

7

Disclaimer (cont'd)

Participants in the Solicitation. NexPoint and the Nominees are deemed to be participants in NexPoint's solicitation of proxies from the Company's stockholders in connection with the matters to be considered at the Company's
Special Meeting of Stockholders to be held on October 27, 2015. NexPoint is the beneficial owner of 100 shares of common stock(1) of the Company and also proposes to become the Company's investment adviser, for which it would receive advisory fees. Information regarding NexPoint and the Nominees, and their direct or indirect interests in the Company, by security holdings or otherwise, are set forth in the proxy statement filed with the SEC by NexPoint.

Third Party Information. These materials may contain or refer to news, commentary and other information sourced from persons or companies that are not affiliated with NexPoint. The author and source of any third party information and the date of its publication are clearly and prominently identified.
NexPoint has neither sought nor obtained permission to use or quote such third party information. NexPoint cannot guarantee the accuracy, timeliness, completeness or availability of such third party information, and does not explicitly or implicitly endorse or approve such third party information.
NexPoint, the Nominees and their affiliates shall not be responsible or have any liability for any misinformation or inaccuracy in such third party information.

Cautionary Statement Regarding Forward-Looking Statements. These materials may contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words "anticipate," "believe," "expect,"
"potential," "opportunity," "estimate," "plan" and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in these materials that are not historical facts are based on current expectations and speak only as of the date of such materials, and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of
NexPoint. Although NexPoint believes that the assumptions underlying the projected results or forward-looking statements included in these materials are reasonable as of the date of such materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. NexPoint will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

(1) If appointed as investment adviser of the Company, NexPoint intends to make an investment of at least $20 million in the Company's common stock in open market transactions in the first 8 12 months following appointment. This represents about 2.88 million shares, or approximately 4.8% of all outstanding shares at closing on September 18, 2015.

Disclaimer (cont'd)

NexPoint may have relied upon certain quantitative and qualitative assumptions when preparing the analysis which may not be articulated as part of the analysis. The realization of the assumptions on which the analysis was based are subject to significant uncertainties, variables, and contingencies and may change materially in response to small changes in the elements that comprise the assumptions, including the interaction of such elements. Furthermore, the assumptions on which the analysis was based may be necessarily arbitrary, may be made as of the date of the analysis, do not necessarily reflect historical experience with respect to securities similar to those that may be contained in the analysis, and do not constitute a precise prediction as to future events.
Because of the uncertainties and subjective judgments inherent in selecting the assumptions on which the analysis was based and because future events and circumstances cannot be predicted, the actual results realized may differ materially from those projected in the analysis. The information that is contained in the analysis should not be construed as financial, legal, investment, tax, or other advice. You ultimately must rely upon your own examination and that of your professional advisors, including legal counsel and accountants as to the legal, economic, tax, regulatory, or accounting treatment, suitability, and other aspects of the analysis. NexPoint asks that you refrain from sending this document to any other party under any circumstances.

NexPoint reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such changes. NexPoint disclaims any obligation to update the information or opinions contained herein.

These materials are provided for information purposes only, and are not intended to be, nor should they be construed as, an offer to sell or the solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security.

Past Performance does not guarantee future results. Performance during time period shown is limited and may not reflect the performance in different economic and market cycles. There can be no assurance that similar performance will be experienced.

9